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                                                                    EXHIBIT 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Carbon Energy Corporation of our report dated February 16, 1999 relating to the financial statements of CEC Resources Ltd., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




                                            PRICEWATERHOUSECOOPERS, LLP
                                            Calgary, Canada
                                            December 20, 1999